UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2016
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)
Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Chemical Financial Corporation ("Chemical") held a special meeting of shareholders on Tuesday, July 19, 2016 related to its proposed merger with Talmer Bancorp, Inc. ("Talmer"). At the special meeting, Chemical's shareholders voted on five proposals, as described in the joint proxy statement and prospectus of Chemical and Talmer dated June 9, 2016, and cast their votes as described below.
Proposal 1 - Merger Agreement Proposal
Chemical's shareholders approved the Agreement and Plan of Merger, dated January 25, 2016, by and between Chemical and Talmer, under which Talmer will merge with and into Chemical (the "merger"). The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast

27,197,054	291,452	114,338	153,440	—
Proposal 2 - Share Issuance Proposal
Chemical's shareholders approved the issuance of shares of Chemical common stock, $1 par value per share, to shareholders of Talmer in connection with the merger. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast

27,108,300	342,893	151,651	153,440	—
Proposal 3 - Proposal to Amend Articles of Incorporation
Chemical's shareholders approved amending Chemical's Articles of Incorporation to increase the number of authorized shares of common stock from 60 million to 100 million. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast

26,759,947	631,714	211,010	153,440	172
Proposal 4 - Merger-Related Compensation Proposal
Chemical's shareholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to Chemical's named executive officers that is based on or otherwise related to the merger. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast

17,413,864	9,371,717	817,262	153,440	—
Proposal 5 - Adjournment Proposal
Chemical's shareholders approved a proposal to adjourn or postpone the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there were not sufficient votes at the time of the special meeting to approve proposals 1 through 3 listed above. Although proposal 5 was approved, adjournment of the special meeting was not necessary because Chemical's shareholders approved proposals 1 through 3. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast

25,478,938	2,089,595	187,750	—	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 20, 2016	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala Executive Vice President, Chief Financial Officer and Treasurer